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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
               Date of Report (Date of earliest event reported):
                                  May 5, 1999


                      ROBERTS PHARMACEUTICAL CORPORATION
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            (exact name of registrant as specified in its charter)

    New Jersey                    1-1-432                        22-2429994
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(State or other                 Commission                     (IRS Employer
jurisdiction of                File  Number)                    Identification
incorporation)                                                  Number)


                              Meridian Center II
                             4 Industrial Way West
                          Eatontown, New Jersey 07724
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         (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code: 732-676-1200



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         (Former name or former address, if changed from last report)
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                                     - 2 -

Item 5. Other Events
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        Roberts Pharmaceutical Corporation announced today that Roberts
Pharmaceutical Canada will begin sales operations in Canada for Amatine(R), a treatment for orthostatic hypotension, which Roberts markets in the U.S. under the brand name ProAmatine(R).

        In late 1998, based on additional clinical data employed in gaining U.S. Marketing clearance for the product, Amatine's current, broader indication was allowed by the Canadian regulatory authorities. With today's announcement, Roberts has ended an exclusive distribution rights agreement with a third party for Amatine in Canada. Amatine will now be detailed by Roberts' sales people. This will allow the Company to recognize all of the product's Canadian sales and related profits.

        The Company stated that benefits will increase by selling their own product with their own salesforce. The Company will begin to realize every dollar of Amatine sales and the product's gross margin will improve in Canada. Now that Roberts can take advantage of the product's newer, expanded indication and the synergies with their existing marketing programs, they can begin to build momentum behind the penetration of Amatine in the Canadian market.


                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                ROBERTS PHARMACEUTICAL CORPORATION
                                ----------------------------------
                                           (Registrant)


Date: May 6, 1999               /s/ Anthony A. Rascio
                                -----------------------------------
                                 Anthony A. Rascio
                                 Vice President
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                                     - 3 -

FORWARD LOOKING STATEMENTS

        Certain statements included in Item 5 of this form 8-K are intended to be, and are hereby identified as, forward looking statements for purposes of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. The Registrant cautions readers that forward looking statements, including without limitation, those relating to the Registrant's future business prospects, revenues, cost of sales, intangible dispositions and write-offs, continuing operations and discontinued operations, and liquidity and capital resources, are subject to certain risks and uncertainties, including, without limitation, the ability of the Registrant to secure regulatory approval in the United States and in foreign jurisdictions for the Registrant's developmental pipeline drugs, the efforts of the Registrant's competitors and the introduction of rival pharmaceutical products which may prove to be more effective than the Registrant's products, general market conditions, the availability of capital, and the uncertainty over the future direction of the healthcare industry, that could cause actual results to differ materially from those indicated in the forward looking statements.